Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2015	December 31, 2014
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$36,421,839	$32,445,202
Held for investment, at amortized cost	76,622	76,432
Equity securities, available for sale, at fair value	7,828	7,805
Mortgage loans on real estate	2,435,257	2,434,580
Derivative instruments	337,256	731,113
Other investments	291,530	286,726
Total investments	39,570,332	35,981,858

Cash and cash equivalents	397,749	701,514
Coinsurance deposits	3,187,470	3,044,342
Accrued investment income	362,104	326,559
Deferred policy acquisition costs	2,905,136	2,058,556
Deferred sales inducements	2,232,148	1,587,257
Deferred income taxes	232,683	—
Income taxes recoverable	29,599	9,252
Other assets	123,942	280,396
Total assets	$49,041,163	$43,989,734

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$45,495,431	$39,802,861
Other policy funds and contract claims	324,850	365,819
Notes payable	400,000	421,679
Subordinated debentures	246,450	246,243
Deferred income taxes	—	3,895
Other liabilities	629,897	1,009,361
Total liabilities	47,096,628	41,849,858

Stockholders' equity:
Common stock	81,354	76,062
Additional paid-in capital	630,367	513,218
Accumulated other comprehensive income	201,663	721,401
Retained earnings	1,031,151	829,195
Total stockholders' equity	1,944,535	2,139,876
Total liabilities and stockholders' equity	$49,041,163	$43,989,734

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenues:
Premiums and other considerations	$10,679	$10,126	$36,048	$32,623
Annuity product charges	37,102	32,513	136,168	118,990
Net investment income	438,262	403,849	1,692,192	1,531,667
Change in fair value of derivatives	69,338	146,231	(336,146)	504,825
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(151)	2,131	10,211	(4,003)
OTTI losses on investments:
Total OTTI losses	(15,415)	—	(25,547)	—
Portion of OTTI losses recognized in (from) other comprehensive income	2,068	(564)	6,011	(2,627)
Net OTTI losses recognized in operations	(13,347)	(564)	(19,536)	(2,627)
Loss on extinguishment of debt	—	(1,951)	—	(12,502)
Total revenues	541,883	592,335	1,518,937	2,168,973

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	12,829	11,624	45,458	41,815
Interest sensitive and index product benefits	165,622	359,319	968,053	1,473,700
Amortization of deferred sales inducements	57,112	34,743	209,390	131,419
Change in fair value of embedded derivatives	118,414	53,973	(464,698)	32,321
Interest expense on notes payable	6,873	8,244	28,849	36,370
Interest expense on subordinated debentures	3,101	3,046	12,239	12,122
Amortization of deferred policy acquisition costs	99,243	49,629	286,114	163,578
Other operating costs and expenses	25,731	20,996	96,218	81,584
Total benefits and expenses	488,925	541,574	1,181,623	1,972,909
Income before income taxes	52,958	50,761	337,314	196,064
Income tax expense	19,182	19,544	117,484	70,041
Net income	$33,776	$31,217	$219,830	$126,023

Earnings per common share	$0.41	$0.41	$2.78	$1.69
Earnings per common share - assuming dilution	$0.40	$0.39	$2.72	$1.58
Weighted average common shares outstanding (in thousands):
Earnings per common share	81,733	75,620	78,937	74,431
Earnings per common share - assuming dilution	83,851	80,154	80,961	79,894

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,891	$2,664	$2,659	$2,703	$2,537
Life contingent immediate annuity considerations	7,788	5,671	7,378	4,294	7,589
Surrender charges	10,543	13,104	11,413	11,554	10,418
Lifetime income benefit rider fees	26,559	24,871	20,996	17,128	22,095
Net investment income	438,262	436,085	418,176	399,669	403,849
Change in fair value of derivatives	69,338	(351,360)	(23,024)	(31,100)	146,231
Net realized gains (losses) on investments, excluding OTTI	(151)	1,159	4,324	4,879	2,131
Net OTTI losses recognized in operations	(13,347)	(5,229)	(828)	(132)	(564)
Loss on extinguishment of debt	—	—	—	—	(1,951)
Total revenues	541,883	126,965	441,094	408,995	592,335

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,044	1,730	1,971	1,931	1,300
Life contingent immediate annuity benefits and change in future policy benefits	10,785	9,229	10,479	7,289	10,324
Interest sensitive and index product benefits (a)(b)	165,622	213,465	306,141	282,825	359,319
Amortization of deferred sales inducements (c)	57,112	65,807	75,518	10,953	34,743
Change in fair value of embedded derivatives	118,414	(414,724)	(219,601)	51,213	53,973
Interest expense on notes payable	6,873	7,283	7,354	7,339	8,244
Interest expense on subordinated debentures	3,101	3,075	3,047	3,016	3,046
Amortization of deferred policy acquisition costs (c)	99,243	67,885	104,700	14,286	49,629
Other operating costs and expenses	25,731	24,497	24,868	21,122	20,996
Total benefits and expenses	488,925	(21,753)	314,477	399,974	541,574
Income before income taxes	52,958	148,718	126,617	9,021	50,761
Income tax expense	19,182	51,412	43,772	3,118	19,544
Net income (a)(b)(c)	$33,776	$97,306	$82,845	$5,903	$31,217

Earnings per common share	$0.41	$1.22	$1.07	$0.08	$0.41
Earnings per common share - assuming dilution (a)(b)(c)	$0.40	$1.19	$1.05	$0.07	$0.39
Weighted average common shares outstanding (in thousands):
Earnings per common share	81,733	79,676	77,237	77,042	75,620
Earnings per common share - assuming dilution	83,851	81,559	79,227	79,118	80,154

(a)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share-assuming dilution by $0.7 million and $0.01 per share, respectively.

(b)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased net income and earnings per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

(c)
Q3 2015 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $5.6 million and $11.0 million, respectively, and increased net income and earnings per common share- assuming dilution by $10.7 million and $0.13 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands, except per share data)
Net income	$33,776	$31,217	$219,830	$126,023
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	5,538	(613)	3,709	2,863
Change in fair value of derivatives and embedded derivatives - index annuities	11,675	16,463	(28,477)	51,099
Change in fair value of derivatives and embedded derivatives - debt	(848)	32	758	61
Litigation reserve	—	—	—	(916)
Extinguishment of debt	—	3,604	—	11,516
Operating income (a non-GAAP financial measure)	$50,141	$50,703	$195,820	$190,646

Per common share - assuming dilution:
Net income	$0.40	$0.39	$2.72	$1.58
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	0.07	(0.01)	0.04	0.04
Change in fair value of derivatives and embedded derivatives - index annuities	0.14	0.21	(0.35)	0.64
Change in fair value of derivatives and embedded derivatives - debt	(0.01)	—	0.01	—
Litigation reserve	—	—	—	(0.01)
Extinguishment of debt	—	0.04	—	0.14
Operating income (a non-GAAP financial measure)	$0.60	$0.63	$2.42	$2.39

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$13,498	$(1,567)	$9,325	$6,630
Amortization of DAC and DSI	(4,926)	619	(3,588)	(2,201)
Income taxes	(3,034)	335	(2,028)	(1,566)
	$5,538	$(613)	$3,709	$2,863
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(12,954)	$61,891	$(40,420)	$196,816
2015 notes, note hedge and warrants	—	(2,062)	—	(6,293)
Interest rate caps and swap	(1,450)	2,116	1,296	6,397
Amortization of DAC and DSI	30,176	(37,261)	(3,635)	(117,764)
Income taxes	(4,945)	(8,189)	15,040	(27,996)
	$10,827	$16,495	$(27,719)	$51,160
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$—	$(2,212)
Amortization of DAC and DSI	—	—	—	795
Income taxes	—	—	—	501
	$—	$—	$—	$(916)
Extinguishment of debt:
Loss on extinguishment of debt	$—	$1,951	$—	$12,502
Income taxes	—	1,653	—	(986)
	$—	$3,604	$—	$11,516

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income to Operating Income

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
	(Dollars in thousands, except per share data)
Net income	$33,776	$97,306	$82,845	$5,903	$31,217
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	5,538	1,639	(1,649)	(1,819)	(613)
Change in fair value of derivatives and embedded derivatives - index annuities	11,675	(54,535)	(29,274)	43,657	16,463
Change in fair value of derivatives and embedded derivatives - debt	(848)	1,506	(977)	1,077	32
Extinguishment of debt	—	—	—	—	3,604
Operating income (a non-GAAP financial measure) (b)(c)(d)	$50,141	$45,916	$50,945	$48,818	$50,703

Operating income per common share - assuming dilution (b)(c)(d)	$0.60	$0.56	$0.64	$0.62	$0.63

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share-assuming dilution by $0.5 million and $0.01 per share, respectively.

(c)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $0.5 million and $4.3 million, respectively, and increased operating income and operating income per common share- assuming dilution by $3.1 million and $0.04 per share, respectively.

(d)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased operating income and operating income per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
	(Dollars in thousands)
Net realized (gains) losses on investments	$151	$(1,159)	$(4,324)	$(4,879)	$(2,131)
Net OTTI losses recognized in operations	13,347	5,229	828	132	564
Change in fair value of derivatives	(132,818)	322,406	116,627	114,843	19,033
Loss on extinguishment of debt	—	—	—	—	1,951
Increase in total revenues	(119,320)	326,476	113,131	110,096	19,417

Amortization of deferred sales inducements	(3,075)	(12,644)	(23,306)	38,686	14,579
Change in fair value of embedded derivatives	(118,414)	413,583	215,659	(50,646)	(42,912)
Amortization of deferred policy acquisition costs	(22,175)	3,830	(30,593)	56,500	22,063
Increase (decrease) in total benefits and expenses	(143,664)	404,769	161,760	44,540	(6,270)
Increase (decrease) in income before income taxes	24,344	(78,293)	(48,629)	65,556	25,687
Increase (decrease) in income tax expense	7,979	(26,903)	(16,729)	22,641	6,201
Increase (decrease) in net income	$16,365	$(51,390)	$(31,900)	$42,915	$19,486

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Capitalization/Book Value per Share

	December 31, 2015	December 31, 2014
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$—	$21,679
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,450	246,243
Total debt	646,450	667,922
Total stockholders’ equity	1,944,535	2,139,876
Total capitalization	2,590,985	2,807,798
Accumulated other comprehensive income (AOCI)	(201,663)	(721,401)
Total capitalization excluding AOCI (a)	$2,389,322	$2,086,397

Total stockholders’ equity	$1,944,535	$2,139,876
Accumulated other comprehensive income	(201,663)	(721,401)
Total stockholders’ equity excluding AOCI (a)	$1,742,872	$1,418,475

Common shares outstanding (b)	81,584,091	76,605,527

Book Value per Share: (c)
Book value per share including AOCI	$23.83	$27.93
Book value per share excluding AOCI (a)	$21.36	$18.52

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	16.7%	20.2%
Adjusted debt / Total capitalization	16.7%	20.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2015 - 230,012 shares; 2014 - 543,120 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Average yield on invested assets	4.62%	4.95%	4.73%	4.90%
Aggregate cost of money	1.95%	2.03%	1.96%	2.10%
Aggregate investment spread	2.67%	2.92%	2.77%	2.80%

Impact of:
Investment yield - additional prepayment income	0.07%	0.13%	0.08%	0.07%
Cost of money effect of over hedging	0.01%	0.05%	0.04%	0.03%

Weighted average investments (in thousands)	$38,054,743	$32,770,087	$35,857,262	$31,316,916
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$72,030	$264,980	$587,705	$1,096,504
Interest credited	62,425	67,146	250,371	275,671
Included in change in fair value of derivatives:
Proceeds received at option expiration	(73,240)	(269,208)	(602,436)	(1,103,710)
Pro rata amortization of option cost	136,129	114,387	510,595	432,494
Cost of money for deferred annuities	$197,344	$177,305	$746,235	$700,959

Weighted average liability balance outstanding (in thousands)	$40,429,839	$34,870,894	$38,126,188	$33,363,490
Annuity Account Balance Rollforward

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Account balances at beginning of period	$39,610,034	$34,378,748	$35,363,041	$31,535,846
Net deposits	1,938,759	1,090,724	6,579,405	3,988,881
Premium bonuses	140,514	88,803	486,924	330,080
Fixed interest credited and index credits	134,455	332,126	838,076	1,372,175
Surrender charges	(10,543)	(10,418)	(46,614)	(47,500)
Lifetime income benefit rider fees	(26,559)	(22,095)	(89,554)	(71,490)
Surrenders, withdrawals, deaths, etc.	(537,013)	(494,847)	(1,881,631)	(1,744,951)
Account balances at end of period	$41,249,647	$35,363,041	$41,249,647	$35,363,041

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2015	2014	2015	2014
	(Dollars in thousands)
Fixed index annuities	$2,043,077	$1,116,333	$6,791,689	$3,999,439
Annual reset fixed rate annuities	12,570	13,914	45,182	57,273
Multi-year fixed rate annuities	82,107	12,902	214,356	103,293
Single premium immediate annuities	5,667	6,521	32,752	24,580
Total before coinsurance ceded	2,143,421	1,149,670	7,083,979	4,184,585
Coinsurance ceded	198,995	52,425	471,822	171,124
Net after coinsurance ceded	$1,944,426	$1,097,245	$6,612,157	$4,013,461
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.9	9.3	14.7%	$39,345,831	95.4%
Annual Reset Fixed Rate Annuities	10.9	3.7	7.6%	1,415,241	3.4%
Multi-Year Fixed Rate Annuities (a)	6.7	1.7	4.2%	488,575	1.2%
Total	13.7	9.1	14.3%	$41,249,647	100.0%

(a)	28% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$733,746	$1,359,766
0.0% < 2.0%	24,895	523,955
2.0% < 3.0%	74,317	60,535
3.0% < 4.0%	14,665	686,509
4.0% < 5.0%	98,494	50,038
5.0% < 6.0%	91,282	530,269
6.0% < 7.0%	66,803	286,649
7.0% < 8.0%	61,828	467,806
8.0% < 9.0%	64,826	714,329
9.0% < 10.0%	120,222	1,297,708
10.0% or greater	552,738	33,368,267
	$1,903,816	$39,345,831

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,093,512	0.00%
2016	696,872	1.70%
2017	844,602	3.27%
2018	767,234	5.63%
2019	567,606	7.06%
2020	934,114	8.58%
2021	1,272,703	10.09%
2022	1,963,992	12.04%
2023	4,915,395	13.86%
2024	5,455,168	14.93%
2025	5,927,795	15.11%
2026	2,672,439	17.31%
2027	2,801,075	18.16%
2028	2,489,984	18.50%
2029	3,054,441	18.99%
2030	2,009,197	19.49%
2031	2,769,455	19.99%
2032	14,063	20.00%
	$41,249,647	14.35%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$926,689	$1,117,176
› 0.0% - 0.25%	202,037	43,578
› 0.25% - 0.5%	203,290	170,024
› 0.5% - 1.0%	154,992	694,946
› 1.0% - 1.5%	56,464	1,643
› 1.5% - 2.0%	1,357	—
› 2.0% - 2.5%	72	—
1.00% ultimate guarantee - 2.51% wtd avg interest rate (a)	131,870	33,050
1.50% ultimate guarantee - 1.41% wtd avg interest rate (a)	127,040	3,761,414
2.00% ultimate guarantee - 2.27% wtd avg interest rate (a)	100,005	—
2.25% ultimate guarantee - 2.31% wtd avg interest rate (a)	—	1,201,045
3.00% ultimate guarantee - 2.54% wtd avg interest rate (a)	—	2,380,932
Allocated to index strategies (see tables that follow)	—	29,942,023
	$1,903,816	$39,345,831

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2015 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.36%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,722	$10,389	$1,619,706	$52,310	$256,499
1.75% - 3%	3,078,904	—	—	—	—
3% - 4%	3,007,206	101,861	—	—	—
4% - 5%	116,507	117,351	3,187,006	—	—
5% - 6%	244,323	88,618	3,005,850	—	—
6% - 7%	—	—	54	—	—
>= 7%	—	15,886	1,485	75,307	17,075

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$636	$416,553	$151,229	$178,236
< 20%	329,218	—	—	—
20% - 40%	652,948	261,715	—	—
40% - 60%	218,129	135,412	102,142	621
>= 60%	5,219	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$16,745
1.2% - 1.9%	8,743,890
2.0% - 2.3%	1,613,689
>= 2.4%	68,202

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	110,836
2.25% - 2.75%	1,223,843
3.00%	611,721
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.53% based upon prices of options for the week ended January 26, 2016.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Summary of Invested Assets

	December 31, 2015		December 31, 2014
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$471,256	1.3%	$138,460	0.4%
United States Government sponsored agencies	1,398,611	3.5%	1,393,890	3.9%
United States municipalities, states and territories	3,755,367	9.5%	3,723,309	10.4%
Foreign government obligations	212,565	0.5%	193,803	0.5%
Corporate securities	23,879,016	60.3%	21,566,724	59.9%
Residential mortgage backed securities	1,462,072	3.7%	1,751,345	4.9%
Commercial mortgage backed securities	4,174,396	10.5%	2,807,620	7.8%
Other asset backed securities	1,145,178	2.9%	946,483	2.6%
Total fixed maturity securities	36,498,461	92.2%	32,521,634	90.4%
Equity securities	7,828	—%	7,805	—%
Mortgage loans on real estate	2,435,257	6.2%	2,434,580	6.8%
Derivative instruments	337,256	0.9%	731,113	2.0%
Other investments	291,530	0.7%	286,726	0.8%
	$39,570,332	100.0%	$35,981,858	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2015

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$24,207,801	66.3%	Aaa/Aa/A	$23,724,648	65.0%
2	11,589,325	31.8%	Baa	11,491,609	31.5%
3	654,538	1.8%	Ba	657,760	1.8%
4	44,312	0.1%	B	68,712	0.2%
5	—	—%	Caa and lower	388,908	1.1%
6	2,485	—%	In or near default	166,824	0.4%
	$36,498,461	100.0%		$36,498,461	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Watch List Securities - December 31, 2015

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Investment grade
Corporate securities:
Financials	$20,000	$(3,888)	$16,112	52
Industrials	4,980	(1,817)	3,163	14
Other asset backed securities:
Financials	2,855	(856)	1,999	57
	$27,835	$(6,561)	$21,274
Below investment grade
Corporate securities:
Energy	$45,090	$(18,900)	$26,190	16 - 32
Materials	39,209	(18,923)	20,286	6 - 35
Telecommunications	6,000	(3,240)	2,760	18
Other asset backed securities:
Financials	8,332	(5,856)	2,476	31
	$98,631	$(46,919)	$51,712
	$126,466	$(53,480)	$72,986

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Fixed Maturity Securities by Sector

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,856,786	$1,869,867	$1,502,134	$1,532,350
United States municipalities, states and territories	3,422,667	3,755,367	3,293,551	3,723,309
Foreign government obligations	210,953	212,565	181,128	193,803
Corporate securities:
Consumer discretionary	1,983,595	2,012,874	1,677,362	1,800,455
Consumer staples	1,612,382	1,649,408	1,376,634	1,489,951
Energy	2,622,284	2,410,184	2,307,432	2,378,038
Financials	4,955,851	5,134,209	3,928,295	4,246,882
Health care	1,944,109	2,007,107	1,742,218	1,884,132
Industrials	3,236,836	3,295,598	2,537,927	2,746,752
Information technology	1,689,259	1,694,466	1,324,095	1,388,990
Materials	1,732,123	1,624,073	1,589,219	1,654,125
Telecommunications	543,689	547,424	509,913	542,055
Utilities	3,277,402	3,427,041	2,991,652	3,358,901
Residential mortgage backed securities:
Government agency	687,515	741,431	689,378	759,902
Prime	474,756	493,096	683,206	721,454
Alt-A	204,714	227,545	244,262	269,989
Commercial mortgage backed securities:
Government agency	359,273	370,966	299,288	320,343
Other	3,878,992	3,803,430	2,421,006	2,487,277
Other asset backed securities:
Consumer discretionary	62,852	61,759	71,081	73,298
Energy	8,143	9,097	8,230	9,459
Financials	816,906	821,343	628,464	649,388
Industrials	223,414	231,678	177,864	190,217
Telecommunications	13,789	14,575	14,837	16,139
Utilities	5,420	6,726	5,870	7,982
Redeemable preferred stock - financials	—	10	—	11
	$35,823,710	$36,421,839	$30,205,046	$32,445,202
Held for investment:
Corporate security - financials	$76,622	$65,377	$76,432	$75,838

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Fixed Maturity Securities by Sector
Energy and Metals & Mining
In the table on the previous page, oil and metals and mining exposure is reflected within the foreign government, energy, material, utilities, energy and industrial sectors. Our privately placed available for sale fixed maturity securities at December 31, 2015 total $167.3 million fair value ($189.6 million amortized cost) in Energy and $39.2 million fair value ($47.5 million amortized cost) in Metals & Mining and are not included in the following tables.

	December 31, 2015
Sector and Subsector	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Average Credit Rating
	(Dollars in thousands)
Energy
Independent	$494,440	$435,476	$(58,964)	Baa
Integrated	451,848	438,884	(12,964)	A
Oil field services	399,077	348,558	(50,519)	Baa
Refining	101,055	97,379	(3,676)	Baa
Midstream	738,396	663,068	(75,328)	Baa
Government owned no guarantee	283,504	283,522	18	A
Metals & Mining	$546,906	$442,943	$(103,963)	Baa
Total Energy and Metals & Mining	$3,015,226	$2,709,830	$(305,396)	Baa

	Amortized Cost at December 31, 2015
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$23,914	$—	$—	$—	$—	$—	$23,914
Aa	—	166,662	28,277	—	—	147,763	—	342,702
A	130,615	150,400	117,993	11,617	90,185	85,846	74,670	661,326
Baa	363,825	110,872	223,741	89,438	614,167	25,259	382,121	1,809,423
Ba	—	—	29,066	—	34,044	24,636	60,093	147,839
B	—	—	—	—	—	—	23,897	23,897
Below B	—	—	—	—	—	—	6,125	6,125
	$494,440	$451,848	$399,077	$101,055	$738,396	$283,504	$546,906	$3,015,226

	Fair Value at December 31, 2015
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$24,734	$—	$—	$—	$—	$—	$24,734
Aa	—	166,245	27,997	—	—	152,334	—	346,576
A	127,940	144,831	112,187	10,928	90,335	91,499	67,332	645,052
Baa	307,536	103,074	191,603	86,451	550,056	24,227	321,617	1,584,564
Ba	—	—	16,771	—	22,677	15,462	37,226	92,136
B	—	—	—	—	—	—	13,618	13,618
Below B	—	—	—	—	—	—	3,150	3,150
	$435,476	$438,884	$348,558	$97,379	$663,068	$283,522	$442,943	$2,709,830

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Mortgage Loans on Commercial Real Estate

	December 31, 2015		December 31, 2014
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$698,113	28.5%	$701,638	28.5%
Middle Atlantic	160,261	6.6%	166,249	6.8%
Mountain	252,442	10.3%	279,075	11.4%
New England	13,161	0.5%	12,280	0.5%
Pacific	355,268	14.5%	302,307	12.3%
South Atlantic	456,227	18.6%	471,849	19.2%
West North Central	313,120	12.8%	349,028	14.2%
West South Central	201,317	8.2%	175,295	7.1%
	$2,449,909	100.0%	$2,457,721	100.0%

Property type distribution
Office	$396,154	16.2%	$484,585	19.7%
Medical office	77,438	3.2%	88,275	3.6%
Retail	790,158	32.2%	711,775	29.0%
Industrial/Warehouse	686,400	28.0%	649,425	26.4%
Hotel	3,361	0.1%	30,640	1.3%
Apartment	352,971	14.4%	335,087	13.6%
Mixed use/other	143,427	5.9%	157,934	6.4%
	$2,449,909	100.0%	$2,457,721	100.0%

	December 31, 2015	December 31, 2014
Credit Exposure - By Payment Activity
Performing	$2,438,341	$2,451,760
In workout	11,568	—
Delinquent	—	—
Collateral dependent	—	5,961
	2,449,909	2,457,721
Specific loan loss allowance	(7,842)	(12,333)
General loan loss allowance	(6,300)	(10,300)
Deferred prepayment fees	(510)	(508)
	$2,435,257	$2,434,580

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2015

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Erik J. Bass
Citigroup Global Markets, Inc.
(212) 816-5257
erik.bass@citi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com